Exhibit 24.1


               Consent of Independent Certified Public Accountants



We consent to the use of our report dated April 6, 2001, included in the Annual Report (Form 10-KSB) of Puradyn Filter Technologies, Inc. for the year ended December 31, 2000, with respect to the consolidated financial statements, as amended, included in this Form 10-KSB/A.


                                                     /s/  Ernst & Young, LLP
                                                     -----------------------
                                                          Ernst & Young, LLP

West Palm Beach, Florida
August 3, 2001